United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 10, 2020
Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway		30004
Suite 155
Alpharetta,	Georgia
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On April 10, 2020, Priority Technology Holdings, Inc. issued a press release announcing the promotions of the following into new leadership positions:

•	Anthony Bonventre, Executive Vice President of Operations

•	Ranjana Ram, Head of M&A and Strategic Initiatives

•	Pamela Tefft, Corporate Controller and Chief Accounting Officer

A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

The registrant and the three individuals listed above in Item 5.02(c) are relying on the SEC orders under Section 36 of the Securities Exchange Act of 1934 granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (Release No. 34-88318 on March 4, 2020 and Release No. 34-88465 on March 25, 2020).

Due to COVID-19, most of the registrant's employees are working from home-based locations. These three individuals and most other employees of the registrant reside in localities where travel away from home has been restricted. This situation has resulted in difficulties with obtaining new EDGAR filing codes for the three individuals, including limited access to scanning and printing devices and other support. The EDGAR filing codes are necessary in order to timely file Form 3 with the Securities and Exchange Commission. The Form 3 filing requirements will be completed within 45 days of the original due dates. None of the three individuals owns more than 5% of the registrant's issued and outstanding common stock.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number      Description

99.1Press Release of Priority Technology Holdings, Inc. dated April 10, 2020.

104               The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2020

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Bradley J. Miller
Name: Bradley J. Miller
Title: Corporate Secretary and General Counsel